Exhibit 99.1

INVESTOR PRESENTATION 2017 | THIRD QUARTER

DISCLAIMERS

Safe Harbor Statement

This presentation includes forward-looking statements, which may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. Statements in this presentation regarding the merger between FORM and XpresSpa; the potential value created by the merger for FORM's stockholders and XpresSpa's equity holders; the potential of FORM's business after the merger; the ability to raise capital to fund FORM's operations and business plan; market acceptance of FORM's products; the collective ability to protect intellectual property rights; competition from other providers and products; FORM's management and board of directors after the merger; and any other statements about FORM's management team's future expectations, beliefs, goals, plans, revenues or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to: the inability to realize the potential value created by the merger for FORM's stockholders; the potential lack of market acceptance of FORM's products; FORM's inability to monetize and recoup FORM's investment with respect to assets and other businesses that that we have acquired or will acquire in the future; general economic conditions and level of information technology and consumer electronics spending; unexpected trends in the mobile phone and telecom computing industries; the potential loss of one or more of FORM's significant Original Equipment Manufacturer ("OEM") suppliers; market acceptance, quality, pricing, availability and useful life of FORM's products and services, as well as the mix of FORM's products and services sold; potential competition from other providers and products; FORM's inability to license and monetize FORM's patents, including the outcome of litigation; FORM's inability to develop and introduce new products and/or develop new intellectual property; FORM's inability to protect FORM's intellectual property rights; new legislation, regulations or court rulings related to enforcing patents, that could harm FORM's business and operating results; FORM's inability to retain key members of its management team; and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission ("SEC"), including FORM's Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 30, 2017. FORM expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Trademark Usage

FORM Holdings, the FORM Holdings logo, and other FORM Holdings trademarks, service marks, and designs are registered or unregistered trademarks of FORM Holdings Corp. and its subsidiaries in the United States and in foreign countries. This presentation contains trade names, trademarks and service marks of other companies. All such trade names, trademarks and service marks of other companies are property of their respective owners. FORM Holdings Corp. does not intend its use or display of other parties' trade names, trademarks and service marks to imply a relationship with, or endorsement or sponsorship of or by, such other parties.

Use of Non-GAAP Financial Measures

XpresSpa uses GAAP and non-GAAP measurements to assess the trends in its business. Items XpresSpa reviews on an ongoing basis are revenues, Comp Store Sales (which it defines as sales from stores opened longer than a year compared to the same period sales of those stores a year ago), store contribution margins, and number of transactions (which is a way to measure traffic in spas). In addition, XpresSpa monitors stores' performance compared to its model store metrics to ensure that it is consistently opening spas that have the same or similar return dynamics as historical stores. XpresSpa believes the trends exhibited by its business are strong and substantiate its continued investment in additional locations and infrastructure.

Please note that FORM's consolidated Statement of Operations includes XpresSpa results from December 23, 2016 onwards. During the full year of 2016, XpresSpa generated $43.4 million of revenue.

Group Mobile uses bookings and customer commitments as a non GAAP measure to assess the health of the business. They represent orders placed and orders committed from the customers, which will be fulfilled in the future. Group Mobile expects to recognize bookings and commitments from customers as revenues throughout 2017.

FORM HOLDINGS

1

CORPORATE SNAPSHOT FORM Holdings is a diversified holding company engaged in building a preeminent pure - play health & wellness services company around its core asset XpresSpa SYMBOL FH EXCHANGE NASDAQ MARKET CAPITALIZATION 1 $35.8 million AVERAGE TRADING VOLUME (3 MONTH) 2 150,881 52 WEEK RANGE 2 $1.11 – $4.05 CORPORATE HEADQUARTERS New York, NY AUDITOR CohnReznick LLP 1 based on 26.5 million shares of common stock outstanding and closing price of $1.35 on September 26, 2017 2 as of September 26, 2017 2

▪ Leading in airport terminal spa and wellness provider in the world ▪ 52 locations in 23 airports 2 $5.0 $6.6 $20.0 2015 2016 2017E REVENUE ($ in millions FYE December) HEALTH & WELLNESS FOCUS FORM is committed to growing its Health & Wellness business and expects to divest, merge or spin - off its Technology assets by Q1 2018 1 ¹ management guidance 2 as of June 30, 2017 HEALTH & WELLNESS (71% of 2017 revenue) 1 TECHNOLOGY (29% of 2017 revenue) 1 $33.9 $37.3 $38.8 $43.6 $50.0 $60.0 2013 2014 2015 2016 2017E 2018P REVENUE ($ in millions FYE December) + 9 % CAGR + 15% Y/Y + 20% Y/Y 3 ▪ Provider of rugged, mobile and field - use computing products and solutions ▪ Acquired in October 2015 +37 % Y/Y +203% Y/Y 1 1 ▪ Acquired in December 2016 ▪ 20% store level profit

THE LEADING AIRPORT SPA COMPANY IN THE WORLD ▪ Approximately 50% market share in the United S tates ≻ 48 domestic spa locations in 21 airports 1 ≻ Well recognized and popular airport spa brand ≻ More than three times the number of domestic locations as its closest competitor ▪ Full range of spa services and retail offerings ▪ Large and growing industry with additional upside ≻ Demand from travelers for upscale airport retail options ≻ Multiple locations within airports and within terminals ▪ Steady sales and store profitability metrics regardless of size ▪ Benefits from the health and wellness movement ≻ Massages are seen as a key aspect of a healthy lifestyle ▪ Positioned for accelerated growth in 2017 and beyond SPA RETAIL ≻ Massage ≻ Nail Care ≻ Blow Dry ≻ Skin Care ≻ Waxing ≻ Travel Pillows ≻ Blankets ≻ Massage Tools ≻ Travel Kits 5 ¹ as of June 30, 2017

GROWING TRAVELER DEMANDS ▪ Increased travel security and screening has driven innovation and growth in airport retail ≻ Travelers at large hub airports typically spend ~75 minutes in the airport after going through security 1 ▪ Premium concepts like XpresSpa are suited for typical traveler demographic ≻ Air travelers in the US have median household income (HHI) of $75,000 - $99,000, as compared to national median HHI of $52,250 2 ≻ Frequent fliers (18% of travelers) have a HHI > $100,000 3 ≻ ~70% of purchases occur on impulse because these affluent customers are bored, rushed, and stressed 4 DOMESTIC INDUSTRY GROWTH 0 5 10 15 20 25 30 2015 2016 2017 2020 2021 Revenue (billion USD) Spa Industry 5 0 50 100 150 200 250 300 2015 2016 2017 2020 2021 Millions of Passengers Airline Traffic 6 1 ACI, 2016 2 ACI, 2016 3 Airport World Magazine, 2016 4 Airport Revenue News 5 Statista, IBIS World, Skin Inc , Technavio 6 Federal Aviation Administration +6% CAGR + 4 % CAGR 6

ACQUIRER TARGET ATTRACTIVE MARKET SEGMENT ▪ Global wellness was a $3.7 trillion industry in 2015, up 10.6% from $3.3 trillion in 2013 1 ≻ The global spa industry represented $98.6 billion in 2015 1 ≻ Fitness, mind & body represented $542 billion in 2015 1 ▪ Health & wellness services are an attractive retail segment and are insulated from the “Amazon” effect ▪ Very few public Health & Wellness service “pure plays” ▪ Unique opportunity to capitalize on powerful Health & Wellness trends 1 Global Wellness Institute’s Global Wellness Economy Monitor January 2017 STRONG M&A ACTIVITY 7

STRONG UNIT LEVEL ECONOMICS VS. PEERS 1 COMPANY AVERAGE BOX SIZE 1,183 2,800 3,000 AUV / SALES $984,256 1 $935,492 $1,311,216 SALES PER SQ. FT. $832 $334 $437 STORE PROFIT / EBITDA 19.6% N/A 14.1% AVERAGE INVESTMENT COST PER NEW LOCATION $529,000 $497,272 $677,275 PAYBACK PERIOD 2.70 years N/A 3.66 years CASH - ON - CASH RETURN 37.1% N/A 27.0% 1 Publicly available information from Franchise Disclosure Documents and SEC filings 8

JFK TERMINAL 8

$11.2 $12.9 Q2 2016 Q2 2017 Q2 REVENUE ($ in millions FYE December) $9.3 $11.0 Q1 2016 Q1 2017 Q1 REVENUE ($ in millions FYE December) $38.8 $43.6 $50.0 $60.0 2015 2016 2017E 2018P ANNUAL REVENUE ($ in millions FYE December) ACCELERATING GROWTH UNDER FORM MANAGEMENT XpresSpa is on track to achieve its 2017 revenue guidance of $50 million 2 Post FORM Holdings Acquisition 1 1 1 2 1 management guidance 2 based on preliminary results 10

KEY INITIATIVES CORPORATE ▪ Increase profitability by reducing corporate overhead ▪ Leverage FORM Holdings resources to create synergies SAME STORE ▪ Better recruitment and retention of employees ▪ Schedule staff based on enplanements ▪ Improve store productivity ≻ Rollout new store design to maximize ROI and further enhance customer experience ≻ Introduce new technology system in Q4 2017 EXPANSION ▪ Consistent engagement with terminal owners and prime lease holders ▪ International expansion ▪ Explore franchise model for secondary and tertiary airports in late 2017 with projected revenue in 2018 11

52 48 39 15 8 8 5 5 12 11 0 10 20 30 40 50 60 70 Total Stores Domestic Stores Total Stores Domestic Stores Total Stores Domestic Stores Total Stores Domestic Stores DOMINANT MARKET SHARE POSITION Currently over 3x larger than closest U.S. competitor 2 2 BE RELAX 3 MASSAGE BAR 3 TERMINAL GETAWAY 3 1 based on revised 2017 plan 2 as of 6/30/17 3 based on company websites as of 7/11/2017 New Locations with Signed Leases & Term Sheets in place 13 1 1

ESTABLISHED AIRPORT PRESENCE DOMESTIC AIRPORT TOTAL 1 Atlanta ATL 2 Charlotte CLT 1 Chicago O’Hare ORD 1 Dallas DFW 6 Denver DEN 2 Houston HOU 1 Las Vegas LAS 3 Los Angeles LAX 2 Miami MIA 1 Minneapolis MSP 3 New York - JFK JFK 6 New York – LaGuardia LGA 1 Orlando MCO 4 Philadelphia PHI 3 Phoenix PHX 2 Pittsburgh PIT 1 Raleigh - Durham RDU 1 Salt Lake City SLC 2 San Francisco SFO 4 Santa Ana SNA 1 Washington DC DCA 1 TOTAL 48 INTERNATIONAL AIRPORT TOTAL 1 Amsterdam AMS 3 Dubai DXB 1 TOTAL 4 14 40 45 44 48 52 2013 YE 2014 YE 2015 YE 2016 YE 6/30/17 TOTAL LOCATIONS 1 as of June 30, 2017 Post FORM Holdings Acquisition

DUBAI AIRPORT (UNDER CONSTRUCTION)

0 5 10 15 20 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17E 4Q17E 2015 2016 2017E Millions SALES PROGRESSION ▪ Provider of rugged computing systems and solutions services ▪ Focused on enterprise sales contracts with large corporations and municipalities ▪ Growing services business with integration of Excalibur Integrated Systems acquisition ▪ Experienced sales & leadership teams with strong relationships with manufacturer representatives and brand agnostic approach differentiates Group Mobile from competition ▪ Strong pipeline of RFP’s in law enforcement and long - term corporate contracts ▪ Year - over - year growth in revenues and bookings/customer commitments 1 ▪ Service centers in Chattanooga, TN and Phoenix, AZ OVERVIEW 17 FORM HOLDINGS ACQUISITION 1 Bookings and customer commitments is a Non - GAAP financial measure that assesses the health of the business. It represents orders placed and orders committed from customers , which will be fulfilled in the future. Group Mobile expects to recognize bookings and commitments from customers as revenues throughout 2017.

PRODUCT & SERVICE OFFERINGS RUGGED LAPTOPS RUGGED TABLETS RUGGED HANDHELDS BARCODE SCANNERS PRINTERS GATEWAYS & MODEMS RUGGED MOBILE ACCESSORIES (MOUNTS ETC.) IN - CAR VIDEO & BODY WORN CAMERAS DRONES CATEGORIES BRANDS DESIGN INSTALLATION INTEGRATION IMPLEMENTATION WARRANTY SERVICE OFFERINGS 18

LEADERSHIP TEAM ANDREW PERLMAN CEO & Director ▪ Former Head of Digital, Classic Media ▪ Former Vice President of Global Digital Business Development, EMI Music ▪ George Washington University, B.A. ANASTASIA NYRKOVSKAYA CPA, CFO & Treasurer ▪ Former Vice President and Assistant Global Controller, NBC Universal Media, LLC ▪ Former Auditor, KPMG LLP ▪ Moscow State University of Publishing and Printing Arts JASON CHARKOW Senior Vice President of Business & Legal Affairs ▪ Former of Counsel, Intellectual Property Litigation, Winston & Strawn LLP ▪ Former Attorney, Jones Day ▪ Hofstra University, J.D. ED JANKOWSKI Senior Vice President of FORM Holdings & CEO of XpresSpa ▪ Former Vice President, Luxottica ▪ Former Senior Vice President, Godiva ▪ Former Chief Operating Officer, Safilo Group ▪ Former President, World Duty Free Group ▪ Former Vice President, Liz Claiborne DARIN WHITE Vice President of FORM Holdings & President of Group Mobile ▪ Former Senior Southeastern Regional Sales Manager, Getac USA ▪ Former Southeast Regional Sales Manager, General Dynamics Itronix ▪ Former Managing Director, Virtual Mobile Technologies LLC ▪ Former Vice President of Sales Strategic Markets, ICM 19

BOARD OF DIRECTORS



SALVATORE GIARDINA

Director & Chair of Audit Committee

- CFO Pragma Weeden Holdings LLC
- Former SVP & CFO, G-Trade Services & ConvergEx Global Markets
- Former EVP, CFO & Controller, Ladenburg Thalmann & Co., Inc.
- Current Director & Audit Committee Chair, National Holdings Corporation



JOHN ENGELMAN

Director

- Co-head International TV & DreamWorks Classics, DreamWorks Animation
- Co-founder, Boomerang Media
- Founder & CEO, Classic Media
- Former CEO, Broadway Video
- Harvard College, B.A.; Harvard Law School, J.D.



RICHARD ABBE

Director

- Co-Founder, Principal, Managing Partner & Co-Chief Investment Officer, Iroquois Capital Management LLC
- Co-Founder & Former Chief Investment Officer, Vertical Ventures LLC
- Former Senior Managing Director & Member of the Board of Directors, Gruntal & Company



ANDREW PERLMAN

CEO & Director

- Former Head of Digital, Classic Media
- Former VP of Global Digital Business Development, EMI Music
- George Washington University, B.A.



BRUCE BERNSTEIN

Director & Chair of Compensation Committee

- President, Rockmore Capital, LLC
- Former Co-President, Omicron Capital, LP
- Former President, Fortis Investments Inc.
- Current Board Member, Summit Digital Health
- City University of New York (Baruch), B.B.A.



DONALD STOUT

Director

- Co-founder, NTP Inc.
- Partner, Antonelli Terry Stout & Kraus LLP
- Former patent examiner, USPTO
- Pennsylvania State University, B.S.; George Washington University, J.D.



ANDREW HEYER

Director

- Managing Partner & CEO, Mistral Equity Partners
- Founder & Partner, Trimaran Capital Partners
- Vice Chairman, CIBC World Markets
- Founder & Partner, The Argosy Group
- Managing Director, Drexel Burnham Lambert
- University of Pennsylvania, B.S.; The Wharton School, M.B.A

FORM HOLDINGS

20

CAPITALIZATION TABLE 1 21 1 as of September 18, 2017 2 warrants convertible into 343,377 shares of common stock with a strike price of $17.60 expired on July 19, 2017 FULLY DILUTED SHARES 38,324,415 COMMON STOCK 26,540,689 PREFERRED STOCK (AS CONVERTED BASIS AT $6.00 PER SHARE) 3,364,429 WARRANTS OUTSTANDING 2 $5.00 STRIKE, EXPIRE APRIL 2021 50,000 $3.00 STRIKE, EXPIRE MAY 2020 537,500 $3.00 STRIKE, EXPIRE OCTOBER 2021 2,500,000 EMPLOYEE INCENTIVE PLAN OUTSTANDING 5,331,797

SUMMARY ▪ Create a pure - play health & wellness services company, built around XpresSpa ▪ Find strategic alternatives for Technology assets to maximize value ▪ Expand XpresSpa’s most productive units into new and existing locations ▪ Continue to refine XpresSpa’s operating model to improve customer experience and maximize revenue opportunities ▪ Identify, test and validate complimentary service offerings that will serve as extensions of our health & wellness mandate ▪ Augment XpresSpa’s merchandising approach to exploit retail revenue opportunities ▪ Launch franchise strategy geared toward secondary and tertiary markets 22

CONTACT INFORMATION FORM Holdings Corp. 780 3rd Avenue, 12 th Floor New York, NY 10017 212 - 309 - 7549 IR@FORMHoldings.com For more information, please contact: